UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

IVANHOE ENERGY INC.
 (Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 688-8323

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Under this Item 8.01 of Form 8-K, Ivanhoe Energy Inc. (“Ivanhoe Energy” or the “Company) is furnishing its Management Proxy Circular dated as of March 22, 2010 which was publicly filed in Canada on www.sedar.com on March 23, 2010. The Company is also furnishing its Annual Report for the fiscal year ended December 31, 2009. The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS:

(d) Exhibits.

Exhibit No.	Description

99.1	Management Proxy Circular dated as of March 22, 2010, including Notice of Meeting, Form of Proxy and Supplemental Mail Return Cards, with respect to the April 28, 2010 Annual General Meeting of Ivanhoe Energy Inc. Shareholders.

99.2	Ivanhoe Energy Inc.’s Annual Report to Shareholders for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 24, 2010

IVANHOE ENERGY INC.

By:	/s/ Beverly A. Bartlett

Name: Beverly A. Bartlett
Title: Vice President & Corporate Secretary

EXHIBIT NUMBER	Exhibit Index

99.1	Management Proxy Circular dated as of March 22, 2010, including Notice of Meeting, Form of Proxy and Supplemental Mail Return Cards, with respect to the April 28, 2010 Annual General Meeting of Ivanhoe Energy Inc. Shareholders.

99.2	Ivanhoe Energy Inc.’s Annual Report to Shareholders for the year ended December 31, 2009.

IVANHOE ENERGY INC.
654 – 999 Canada Place
Vancouver, BC V6C 3E1
Telephone: 604-688-8323 Fax: 604-682-2060
Notice of Annual General Meeting of Shareholders
April 28, 2010
NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of IVANHOE ENERGY INC. (the “Company”) will be held in Suite 629 — 999 Canada Place, Vancouver, British Columbia on Wednesday, April 28, 2010, at 2:00 PM local time (the “Meeting”) for the following purposes:
1.	to receive the report of the directors;
2.	to receive the Company’s audited financial statements for the financial year ended December 31, 2009 and the auditor’s report thereon;
3.	to elect directors for the ensuing year;
4.	to appoint auditors for the ensuing year and to authorize the directors to fix the auditors’ remuneration;
5.
to consider and, if thought advisable, to pass an ordinary resolution authorizing the Company to amend and restate the Company’s existing Equity Incentive Plan (the “Existing Plan”) to: (i) adopt a “rolling” plan provision pursuant to which the Company would be authorized to allocate for issuance, and issue, under the Equity Incentive Plan up to a maximum of 7% of the common shares of the Company issued and outstanding from time to time; (ii) increase the maximum number of common shares which may be allocated for issuance under the Bonus Plan component of the Existing Plan from 2,900,000 common shares to 3,400,000 common shares; (iii) modify the “cashless exercise” option provisions to delete the requirement for approval by the board of directors of the Company; and (iv) make certain other technical amendments to the Existing Plan (the “Equity Incentive Plan Amendment Resolution”); and

6.	to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.
The Board of Directors has fixed March 11, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Annual General Meeting and at any adjournment thereof.
A Management Proxy Circular, form of proxy, the audited consolidated financial statements of the Company for the year ended December 31, 2009, the auditor’s report thereon, management’s discussion and analysis and certain other documents accompany this Notice. The Management Proxy Circular contains details of matters to be considered at the Meeting.
A shareholder who is unable to attend the Meeting in person and who wishes to ensure that his or her shares will be voted at the Meeting, is requested to complete, date and sign the enclosed form of proxy and deliver it by facsimile, by hand or by mail in accordance with the instructions set out in the form of proxy and in the Management Proxy Circular. Instructions on how to vote over the Internet are also set out in the Management Proxy Circular.
DATED at Vancouver, British Columbia, this 22nd day of March, 2010.

BY ORDER OF THE BOARD OF DIRECTORS
“Beverly A. Bartlett”
Beverly A. Bartlett
Vice President & Corporate Secretary